TRICORD REPORTS SECOND QUARTER 2002 FINANCIAL RESULTS

MINNEAPOLIS, MN - (AUGUST 2, 2002) - Tricord Systems, Inc. (Nasdaq: TRCD) today announced financial results for the second quarter ended June 30, 2002. Revenues for the second quarter of 2002 totaled $67,000 compared to revenues of $94,000 for the second quarter of 2001. Net loss applicable to common shares for the second quarter, which includes non-cash charges related to the accounting for Series E Convertible Preferred Stock, was $7.0 million, or $0.28 per common share, compared to a net loss of $6.8 million, or $0.28 per common share, for the second quarter of 2001. Net loss, which excludes the non-cash charge related to the accounting for Series E Preferred Stock, for the second quarter 2002 was $6.1 million, or $0.24 per share, compared to a net loss of $6.0 million, or $0.25 per share, for the second quarter of 2001. The non-cash charges related to the Series E Preferred Stock for the quarter ended June 30, 2002 include a beneficial conversion charge of $607,000 and $297,000 representing the accrual of the 4.75% annual premium on the Series E Preferred Stock. Charges for both of these items will continue to be incurred while the Series E Preferred stock is outstanding.

Restructuring charges for the second quarter 2002 were $1.1 million, including $500,000 related to a workforce reduction of 21 employees and $600,000 related to exit costs associated with the Company's leased facility in Colorado. The Company implemented an additional workforce reduction on August 1, 2002, which is not included in the restructuring charges for the second quarter.

ABOUT TRICORD SYSTEMS
Tricord Systems, Inc. designs, develops and markets clustered server appliances and software for content-hungry applications. The core of Tricord's revolutionary new technology is its patented Illumina(TM) software that aggregates multiple appliances into a cluster, managed as a single resource. Radically easy to deploy, manage and grow, Tricord's products allow users to add capacity to a cluster with minimal administration. Appliances are literally plug-and-play, offering seamless growth and continuous access to content with no downtime. The technology is currently designed for applications including general file serving, virtual workplace solutions, digital imaging, and security. Tricord is based in Minneapolis, MN. For more information, visit www.tricord.com.

"Safe-Harbor" Statement Under Private Securities Litigation Reform Act of 1995:
The statements contained herein that are not historical facts contain forward-looking information with respect to plans, projections or future performance of the Company. There is no guarantee or assurance that these plans, projections or future performance of the Company as indicated will be achieved, and actual results could differ materially. Factors, certain risks and uncertainties that could impact the Company's future results include, without limitation, the effect of the Company's bankruptcy filing, impact of any settlement discussions that the Company may engage in with RGC International Investors, future findings and rulings by the Delaware Chancery Court and the United States Bankruptcy Court, the development of discovery by either RGC or the Company of facts material to the litigation, the ability of the Company to locate additional investors or buyers for the Company on a timely basis, and the other risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking information.


                                      # # #

INVESTOR CONTACT:
Investor Relations
763-551-6402

                             TRICORD SYSTEMS, INC.
                           STATEMENTS OF OPERATIONS

                                                          Three Months Ended        Six Months Ended
                                                               June 30,                 June 30,
                                                       ------------------------- ----------------------
(In thousands, except per share data)                      2002          2001       2002        2001
                                                       ------------  ----------- ----------- ----------
                                                        (unaudited)  (unaudited) (unaudited) (unaudited)

 Revenue                                                 $     67      $   94    $    171      $   94

 Cost of sales and service                                    355         175         699         175

                                                         --------    --------    --------    --------
 Gross margin                                                (288)        (81)       (528)        (81)
                                                         --------    --------    --------    --------

 Operating expenses:
      Research and development (1)                          1,720       2,990       3,694       5,873
      Sales and marketing (1)                               1,445       2,545       2,666       4,790
      General and administrative (1) (2)                    1,600         750       2,701       1,594
      Restructuring                                         1,095        --         1,164        --
                                                         --------    --------    --------    --------
                                                            5,860       6,285      10,225      12,257
                                                         --------    --------    --------    --------

 Operating loss                                            (6,148)     (6,366)    (10,753)    (12,338)
                                                         --------    --------    --------    --------

 Other income (expense):
      Interest, net                                            40         344          97         667
      Other, net                                               (6)          5          (8)          6
                                                         --------    --------    --------    --------
                                                               34         349          89         673
                                                         --------    --------    --------    --------

 Net loss                                                  (6,114)     (6,017)    (10,664)    (11,665)
                                                         --------    --------    --------    --------

 Beneficial conversion charge, Series E Preferred Stock      (607)       (493)     (1,178)       (660)
 Premium on Series E Preferred Stock                         (297)       (297)       (594)       (396)
                                                         --------    --------    --------    --------

 Net loss applicable to common shares                    $ (7,018)   $ (6,807)   $(12,436)   $(12,721)
                                                         ========    ========    ========    ========

 Net loss per common share - basic and diluted (3)       $  (0.28)   $  (0.28)   $  (0.50)   $  (0.52)
                                                         ========    ========    ========    ========

 Weighted average common shares outstanding -
     basic and diluted                                     24,975      24,380      24,912      24,353
                                                         ========    ========    ========    ========

(1) Includes non-cash, stock-based compensation
   expense as follows:
      Research and development                           $    110    $    100    $    221    $    209
      Sales and marketing                                      12          12          24          24
      General and administrative                               32           5          69          35
                                                         --------    --------    --------    --------
                                                         $    154    $    117    $    314    $    268
                                                         ========    ========    ========    ========
      Net loss per share                                 $  (0.01)   $  (0.00)   $  (0.01)   $  (0.01)
                                                         ========    ========    ========    ========

 (2) Includes non-cash, Colorado facility exit
    costs as follows:
      General and administrative                         $    353    $   --      $    353    $   --
                                                         ========    ========    ========    ========
      Net loss per share                                 $  (0.01)   $   --      $  (0.01)   $   --
                                                         ========    ========    ========    ========

 (3) Pro forma net loss per common share before
    beneficial conversion charge and premium on
    Series E Preferred Stock                             $  (0.24)   $  (0.25)   $  (0.43)   $  (0.48)
                                                         ========    ========    ========    ========

                              TRICORD SYSTEMS, INC.
                            CONDENSED BALANCE SHEETS



                                     ASSETS

                                                         June 30,                  December 31,
(In thousands)                                             2002                        2001
                                                      ---------------             ----------------
                                                       (unaudited)
Current assets:
     Cash and cash equivalents                               $ 8,459                     $ 17,357
     Accounts receivable, net                                     72                           82
     Inventories                                                  68                          321
     Other current assets                                        186                          312
                                                      ---------------             ----------------
        Total current assets                                   8,785                       18,072

Equipment and improvements, net                                1,142                        2,180

Other assets                                                     194                          194
                                                      ---------------             ----------------

     Total Assets                                           $ 10,121                     $ 20,446
                                                      ===============             ================



                      LIABILITIES AND STOCKHOLDERS' EQUITY

Total current liabilities                                    $ 2,199                      $ 2,320

Capital lease obligation                                          18                           64

Convertible, redeemable preferred stock                       13,553                       11,781

Stockholders' equity:
     Common stock                                                250                          247
     Additional paid-in capital                              126,145                      127,688
     Unearned compensation                                      (250)                        (524)
     Accumulated deficit                                    (131,794)                    (121,130)
                                                      ---------------             ----------------
        Total stockholders' equity                            (5,649)                       6,281
                                                      ---------------             ----------------

     Total Liabilities and Stockholders' Equity             $ 10,121                     $ 20,446
                                                      ===============             ================
